UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2008
ULTA SALON, COSMETICS & FRAGRANCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33764 (Commission File Number)	36-3685240 (IRS Employer Identification No.)
1000 Remington Blvd., Suite 120
Bolingbrook, Illinois 60440
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (630) 410-4800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Amendment No. 1 amends and restates in its entirety Item 5.02(e) of the Current Report on Form 8-K filed by Ulta Salon, Cosmetics & Fragrance, Inc. (“Ulta”) with the Securities and Exchange Commission on March 19, 2008, in order to correctly reflect the time period during which the exercise price of the options granted to Ms. Lyn Kirby, Ulta’s Chief Executive Officer, on March 24, 2008 was calculated.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (e) On March 17, 2008 the Compensation Committee agreed to grant Ms. Lyn Kirby, Ulta’s Chief Executive Officer, the following options in exchange for a commitment from Ms. Kirby to remain with Ulta through March, 2011:
•	Options to purchase 625,000 shares with a grant date of March 24, 2008, at an exercise price equal to the greater of (i) the closing price of Ulta’s stock on the grant date, or (ii) the average of the closing prices for Ulta’s stock during the period March 20, 2008 — April 7, 2008. These options will vest and become exercisable in three installments on the date Ulta releases its earnings in 2009, 2010 and 2011 for if fiscal year as follows:
•	250,000 — fiscal year 2008-2009 earnings release date in 2009

•	250,000 — fiscal year 2009-2010 earnings release in 2010

•	125,000 — fiscal year 2010-2011 earnings release in 2011
•	Options to purchase 200,000 shares with a grant date in 2009 on the third trading date following the date Ulta releases its earnings for fiscal 2008-2009, at an exercise price equal to the greater of (i) the closing price of Ulta’s stock on the grant date, or (ii) the average of the closing prices for Ulta’s stock during the twelve trading days following the fiscal 2008-2009 earnings release. Such options will vest and become exercisable in two equal installments in 2010 and 2011 on the date Ulta releases its earnings for fiscal years 2009-2010 and 2010-2011.

•	Options to purchase 200,000 shares with a grant date in 2010 on the third trading date following the date Ulta releases its earnings for fiscal 2009-2010, at an exercise price equal to the greater of (i) the closing price of Ulta’s stock on the grant date, or (ii) the average of the closing prices for Ulta’s stock during the twelve trading days following the fiscal 2009-2010 earnings release. Such options will vest and become exercisable 100% in 2011 on the date Ulta releases its earnings for fiscal year 2010-2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA SALON, COSMETICS & FRAGRANCE, INC.
Date: May 13, 2008	By:	/s/ Robert S. Guttman
Robert S. Guttman
Senior Vice President, General Counsel and Secretary